ORIT/GFLS
Updated Transaction Analysis

Private and Confidential

December 26, 2007

EXHIBIT 99.1

GENERAL INFORMATION AND LIMITATIONS

This presentation, and the oral or video presentation that supplements it, have been developed by and are
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The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P.  Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest reasonable ranges of results.  Finally, the printed presentation is incomplete without the oral or video presentation that supplements it.

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disclosure.

ORIT/GFLS Updated Transaction Analysis

-4.56%

Transaction Overview

¹ Based upon floating exchange ratio of 1.3129 and ORIT 20 day average closing stock price of $16.30 as of November 8, 2007

² Based upon fixed exchange ratio of 1.4588 and ORIT closing stock price of $13.30 on December 21, 2007

³ Based on management’s estimates

4 Core deposits equal total deposits less certificates of deposit greater than $100,000

5 Based upon GFLS closing stock price of $13.80 on November 9, 2007

-4.56%

Overview of Exchange Ratio Structure

¹ Based upon fixed exchange ratio of 1.4588 and ORIT closing stock price of $13.30 on December 21, 2007

ORIT/GFLS Updated Transaction Analysis

4

Floating exchange rate stabilizes offer price per share at $21.40 in light of a falling ORIT stock price

Below the bottom collar – a 20 day closing average ORIT price of

$14.67 - the exchange ratio becomes fixed at 1.4588

Declining stock compensation below the collar is mitigated by a fixed cash portion of $8.56 per share

Cash portion is 40% of the offer price per share at $21.40 and increases in relative value as Oritani’s stock price declines below the collar

Result is that, while Oritani’s stock is down nearly 10.4% since announcement, the deal value per share is only down 5.6%

Cash portion is now 42.4% of the offer price per share of

$20.20¹

Overview of Exchange Ratio Structure

ORIT/GFLS Updated Transaction Analysis

Value of Merger Consideration v. Selected Indices Since Announcement – 11/14/07 to 12/21/07

-4.56%

Source: SNL Financial

$20.20

(3.6%)

(7.0%)

(7.4%)

ORIT/GFLS Updated Transaction Analysis

ORIT Comparative Price Performance Since Announcement – 11/14/07 to 12/21/07

-4.56%

ORIT Comparables: Comparable Regional MHCs included in Sandler O’Neill’s Fairness Opinion: Northwest Bancorp Inc. (MHC), Investors Bancorp Inc. (MHC), Beneficial Mutual
Bancorp (MHC), Kearny Financial Corp. (MHC), Clifton Savings Bancorp Inc. (MHC), and Fox Chase Bancorp Inc. (MHC)

Source: SNL Financial

(10.4%)

(11.3%)

(3.6%)

(0.7%)

$20.20

ORIT/GFLS Updated Transaction Analysis

-4.56%

GFLS Comparative Price Performance Prior to Announcement – 11/13/07 to 12/21/07

22.6%

(13.2%)

(5.0%)

(2.4%)

GFLS Comparables: Comparable Regional companies included in Sandler O’Neill’s Fairness Opinion: Suffolk Bancorp, Peapack-Gladstone Financial, Smithtown Bancorp Inc.,
Republic First Bancorp Inc., First of Long Island Corp., Center Bancorp Inc., Unity Bancorp Inc., BCB Bancorp Inc., Stewardship Financial Corp., and
Community Partners Bancorp.

Source: SNL Financial

ORIT/GFLS Updated Transaction Analysis

-4.56%

¹ Nationwide transactions with an announced deal value between $100 million and $500 million

2 All transactions announced in Q4  2007 with a deal value greater than $15 million

Source: SNL Financial

Merger Market Update

ORIT/GFLS Updated Transaction Analysis

9

Transaction multiples of Q4 comparable deals¹ are falling across the board relative to Q3 deals

Median Price / LTM EPS has dropped from 23.8x in Q3 to 22.3x in Q4.

Median Price / Book Value has dropped from 208% in Q3 to 202% in Q3

Median Price / Tangible Book Value has dropped from 232% in Q3 to 228%

in Q4

Core Deposit Premium has dropped from 21.5% in Q3 to 17.2% in Q4

Market Premium has dropped from 29.9% in Q3 to 19.3% in Q4

M&A transactions nationwide are down in Q4, with only 19 deals announced through December 21, 2007, compared to 42 deals in Q2 and 43 in Q32

Updated deal multiples as of Oritani’s closing stock price on December 21, 2007 still place this deal above all comparable nationwide medians¹ in Q4 and several multiples in Q3

Deal Price / LQA EPS: 23.0x

Deal Price / Book Value: 247%

Deal Price / Tangible Book Value: 295%

Core Deposit Premium: 17.2%

Market Premium: 46.4%

-4.56%

Comparable transactions included in Sandler O’Neill’s fairness opinion; All Mid-Atlantic transactions since January 1, 2006 with an announced deal value greater than $100 million and less than $500 million.

¹ Applies GFLS’s last quarter annualized earnings per share of $0.88

Source: SNL Financial

Selected Mid-Atlantic Bank & Thrift Transactions

ORIT/GFLS Updated Transaction Analysis

All New Jersey bank and thrift transactions greater than $15 million in announced deal value since January 1, 2003

Sandler O’Neill + Partners advised on all highlighted deals

Source: SNL Financial

New Jersey Banks and Thrift Transactions Since January 1, 2003

ORIT/GFLS Updated Transaction Analysis

¹ Applies GFLS’s last quarter annualized earnings per share of $0.88

² Based upon GFLS closing stock price of $13.80 as of November 9, 2007

Source: SNL Financial

Comparative New Jersey Transaction Analysis

ORIT/GFLS Updated Transaction Analysis

-4.56%

Second-Step Conversions Since January 1, 1995

Source: SNL Financial

ORIT/GFLS Updated Transaction Analysis

-4.56%

Second-Step Conversions Since January 1, 1995

Source: SNL Financial

ORIT/GFLS Updated Transaction Analysis

-4.56%

Second-Step Conversions Since January 1, 1995

Source: SNL Financial

ORIT/GFLS Updated Transaction Analysis

MHC Dividend Analysis

Source: SNL Financial

ORIT/GFLS Updated Transaction Analysis

Source: FDIC, FFIEC, Bank Holding Company Performance Reports

A Widening Gap: The Efficiency Ratios between Large and Small Institutions

Historical Net Interest Margin Levels:  FDIC Insured Commercial Banks

Efficiency Ratio and Net Interest Margin Study

ORIT/GFLS Updated Transaction Analysis

ADDITIONAL INFORMATION AND WHERE TO FIND IT

OFC and GCB will file a registration statement, a proxy statement/prospectus and other relevant documents
concerning the proposed Merger with the Securities and Exchange Commission (the “SEC”).   SHAREHOLDERS
ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN IT
BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY
AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE MERGER. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about OFC and GCB, at the SEC’s Internet site
(http://www.sec.gov).  Copies of the proxy statement/prospectus to be filed by OFC also can be obtained, when available and without charge, by directing a request to Oritani Financial Corp., Attention: Kevin J. Lynch, 370
Pascack Road, Township of Washington, New Jersey 07676, (201) 664-5400 or to Greater Community Bancorp,
Attention: Anthony M. Bruno, 55 Union Boulevard, Totowa, New Jersey 07512, (973) 942-1111.

PARTICIPANTS IN SOLICITATION

Greater Community Bancorp, Oritani Financial Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Greater Community Bancorp and Oritani Financial Corp. in connection with the Merger.  Information about the directors and executive officers of Greater Community Bancorp and their ownership of Greater Community Bancorp common stock is set forth in Greater Community Bancorp’s most recent proxy statement as filed with the SEC on Schedule 14, which is available at the SEC’s Internet site (http://www.sec.gov) and upon request from Greater Community Bancorp at the address in the preceding paragraph.  Information about the directors and executive officers of Oritani
Financial Corp. is set forth in Oritani Financial Corp.’s most recent proxy statement filed with the SEC on
Schedule 14A, which is available at the SEC’s Internet site and upon request from Oritani Financial Corp. at the address set forth in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

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